<Body Text>LUCILLE FARMS, INC.
<Body Text>150 River Road, P.O. Box 517
<Body Text>Montville, New Jersey 07045
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<Body Single>NOTICE OF ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 9, 1997
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<Body Text>TO THE STOCKHOLDERS OF LUCILLE FARMS, INC.:
<Body Text>
<Body Text>     Notice is hereby given that the Annual Meeting of Stockholders of Lucille Farms, Inc. (the "Company") will be held at the Holiday Inn
Hotel, 707 Route 46 East, Parsippany, New Jersey 07054, on
<Body Text>October 9, 1997, at 10:30 a.m., Eastern Daylight Savings Time,
<Body Text>for the following purposes:
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<Body Single>	1.	To elect a Board of Directors to serve until the next
<Body Single> Annual Meeting of Stockholders and until their successors are duly elected and qualified;
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<Body Single>	2.	To ratify the selection by the Board of Directors of Citrin
 Cooperman & Company, LLP to serve as independent auditors for the fiscal year ending March 31, 1998; and
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<Body Single>	3.	To transact such other business as may properly be presented for action at the meeting or any adjournment thereof.
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<Body Text>	The Board of Directors has fixed the close of business on
September 2, 1997
<Body Text>as the record date for the determination of stockholders entitled to notice of, and to vote at, this meeting or any adjournment thereof.
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<Body Text>	Holders of a majority of the outstanding shares must be present in
<Body Text> person or by proxy in order for the meeting to be held. WHETHER OR
<Body Text>NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOUR
<Body Text>PROXY VOTE IS IMPORTANT.  ACCORDINGLY, YOU ARE
<Body Text>REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY
<Body Text>FORM AND RETURN IT IN THE ACCOMPANYING ENVELOPE.
<Body Text>The giving of such proxy will not affect your right to revoke such proxy before it is exercised or to vote in person should you later decide to attend the meeting.
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<Body Text>	All stockholders are cordially invited to attend this meeting.
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<Body Text>						By Order of the Board of Directors
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<Body Text>						Stephen M. Katz, Secretary
<Body Text>September 5, 1997
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<Body Text>IT IS IMPORTANT THAT THE ENCLOSED PROXY FORM BE COMPLETED AND
RETURNED PROMPTLY.
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<Body Text>LUCILLE FARMS, INC.
<Body Text>150 River Road, P.O. Box 517
<Body Text>Montville, New Jersey 07045
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<Body Text>________________
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<Body Text>PROXY STATEMENT
<Body Text>
<Body Text>ANNUAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 9, 1997
<Body Text>________________
<Body Text>
<Body Text>SOLICITATION AND REVOCATION OF PROXIES
<Body Text>
<Body Text>	This proxy statement is furnished in connection with the
solicitation by the Board of Directors of Lucille Farms, Inc., a Delaware
corporation (the "Company"), of proxies to be voted at the Annual Meeting of
Stockholders of the Company to be held on October 9, 1997, at 10:30 a.m.,
Eastern Daylight Savings Time, at the Holiday Inn Hotel, 707 Route 46 East,
Parsippany, New Jersey 07054 and any adjournments thereof.
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<Body Text>	A form of proxy is enclosed for use at the meeting.  The proxy may
<Body Text>be revoked by a stockholder at any time before it is voted by execution of a proxy bearing a later date or by written notice to the
Secretary before the meeting, and any stockholder present at the meeting may revoke his proxy thereat and vote in person if he so desires.  When such proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with any instructions noted thereon.  If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted by the person named in the form of proxy FOR the election of the nominees for directors named herein, FOR the ratification of the appointment of Citrin Cooperman & Company, LLP as the Company's
independent auditors for the year ending March 31, 1998, and, as recommended by the Board of Directors with regard to all other matters, or, if no such recommendation is given, in the discretion of the named proxy.
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<Body Text>	The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company.  In addition to solicitation by mail, proxies may be solicited by directors, officers or regular employees of the
 Company (who will receive no extra compensation for these services)
 in person or by telephone or telefax.  The Company will also request brokerage houses, custodians, nominees and fiduciaries to forward these proxy materials to the beneficial owners of the common stock, par value $.001 per share, of the Company ("Common Stock"), and
will reimburse such holders for their reasonable expenses in connection therewith.  The approximate date of mailing of this proxy statement is
September 5, 1997.
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<Body Text>	Only stockholders of record at the close of business on
September 2, 1997 will be entitled to notice of, and to vote at, the Annual Meeting.  At the close of business on such record date, the Company had issued and outstanding 3,002,500 shares of Common Stock.
Each share entitles the holder thereof to one vote and a vote of the majority of the shares present, or represented, and entitled to vote at the meeting is required to approve each proposal to be acted upon at the meeting.
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<Body Text>	All votes will be tabulated by the inspector of election
appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.
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<Body Text>NOMINATION AND ELECTION OF DIRECTORS
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<Body Text>	Five persons, all of whom are members of the present Board of
Directors, are nominees for election to hold office until the next annual meeting and until their respective successors are elected and qualified.  Unless authority to vote for the election of directors shall have been withheld, it is intended that proxies in the accompanying form will be voted at the meeting for the election of the five nominees named below.  If any nominee, for any reason
<Body Text>presently unknown to the Company, should refuse or be unable to serve, the shares represented by the proxies will be voted for such person as shall be designated by the Board of Directors to replace any such nominee.
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<Body Text>	The following information is submitted concerning the nominees
<Body Text> named for election as directors based upon information received by the Company from such persons:
<Body Text>											Director
<Body Text>          Nominee 	Age 	Office ____ 						 Since
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<Body Text>Philip Falivene 	    	79 	Chairman of the Board of Directors,			1976
<Body Text>				Executive Vice President-Manufacturing
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<Body Text>Gennaro Falivene 	67 	Vice Chairman of the Board of
<Body Text>				 Directors, Executive Vice President-Quality Control 	1976
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<Body Text>Alfonso Falivene 	55 	Director, President and Chief Executive
                                                               Officer	 	1976
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<Body Text>Stephen M. Katz 	62 	Director, Vice President-Finance and
<Body Text>				Administration, Chief Financial Officer and Secretary 	1993
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<Body Text>Howard S. Breslow 	57 	Director 						1993
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<Body Text>	Mr. Philip Falivene founded the Company and has been a director of the Company since inception in 1976.  He served as President of the Company from
<Body Text> the date of its incorporation until April 1993 when he was appointed
 Chairman of the Board and Executive Vice President-Manufacturing.
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<Body Text>	Mr. Gennaro Falivene is a founder of the Company and has been a
<Body Text>director of the Company since inception in 1976.  He served as
 Vice President and Treasurer of the Company from inception until April 1993 when he was appointed Vice Chairman of the Board and Executive
Vice President-Quality Control.
<Body Text>
<Body Text>	Mr. Alfonso Falivene is a founder of the Company and has been a director of the Company since inception in 1976. He served as
Vice President and Secretary of the Company until April 1993 when he was appointed President and Chief Executive Officer.
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<Body Text>	Mr. Stephen M. Katz  has been a director of the Company, its
<Body Text>Vice President-Finance and Administration and Chief Financial
Officer and Secretary since April 1993.  Mr. Katz is a partner in the certified public accounting firm of Drogin & Katz, a position he has held since 1970.  Drogin & Katz was the Company's accounting firm from 1973 to March 1993. Mr. Katz is a certified public accountant licensed in New York and Florida. He received a Bachelor of Business Administration degree from the City College of New York Bernard M. Baruch School of
Business and Public Administration.
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<Body Text>	Mr. Howard S. Breslow  has been a director of the Company since
<Body Text> April 1993.  He has been a practicing attorney in New York for more
<Body Text>than 27 years and is a member of the law firm of Breslow & Walker,
LLP, New York, New York, which firm serves as general counsel to the Company.
<Body Text>Mr. Breslow currently serves as a director of Excel Technology,Inc.
 a publicly-held company engaged in the
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<Body Text>development and sale of laser systems, Cryomedical Sciences, Inc.,
<Body Text> a publicly-held company engaged in the research,development and
<Body Text> sale of products for use in low temperature medicine,
Vikonics, Inc.,a publicly-held company engaged in the design and sale of computer-based security systems, and FIND/SVP, Inc., a publicly-held company engaged in the development and
<Body Text>marketing of business information services and products.
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<Body Text>BOARD OF DIRECTORS AND COMMITTEES
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<Body Text>	Philip Falivene and Gennaro Falivene are brothers.  Philip Falivene is also the father of Alfonso Falivene.  No other family relationship exists between any director or executive officer and any other director or executive officer of the Company.
<Body Text>
<Body Text>	The Company has agreed, for a five year period terminating
 November 1998, if so requested by Royce Investment Group, Inc., the underwriter of the Company's initial public offering ("Royce"), to nominate and use its best efforts to elect a designee
<Body Text>of Royce as a director of the Company or, at Royce's
<Body Text>option, as a non-voting advisor to the Company's Board of Directors
 (which person may be an affiliate of Royce).  Royce has not yet exercised its right to designate such a person.
<Body Text>
<Body Text>	The Company does not currently compensate its directors for their services in such capacity.
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<Body Text>	The Board of Directors held two meetings during the year ended
March 31, 1997, which were attended by all directors except that
Messrs Philip Falivene and Gennaro Falivene did not attend one meeting.
The Company currently has no standing audit, nominating or compensation committees of the Board of Directors, or committees performing similar functions.
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<Body Text>BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES
<Body Text>	The following table sets forth, as of August 30, 1997, certain information with respect to the beneficial ownership of the Common Stock by each person known by the Company to be the beneficial owner of five (5%)
 percent or more of the Company's outstanding Common Stock, by each director of the Company, each executive officer named in the Summary Compensation
Table below, and by all executive officers and directors of the Company as a group.  Unless expressly indicated otherwise, each stockholder exercises sole voting and investment power with respect to the shares beneficially owned.
<Body Single>					        Amount  and Nature
<Body Single>Name and Address				 of Beneficial		 	 Percent
<Body Single>Beneficial Owner  				  Ownership   			  of Class
<Body Single>Philip Falivene					   319,917			  10.7%
<Body Single>Box 125
<Body Single>Swanton, Vt.  05488
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<Body Single>Gennaro Falivene 				   327,417			  10.9%
<Body Single>Box 125
<Body Single>Swanton, Vt.  05488
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<Body Single>Alfonso Falivene(1)				   364,917			  12.2%
<Body Single>150 River Rd., P.O. Box 517
<Body Single>Montville, N.J.  07045
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<Body Single>Stephen Katz(2)					    85,750		 	   2.9%
<Body Single>150 River Rd., P.O. Box 517
<Body Single>Montville, N.J.  07045
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<Body Single>BWM Investments				   242,249			   8.1%
<Body Single>c/o Howard S. Breslow
<Body Single>14 Parkwood Lane
<Body Single>Dix Hills, N.Y. 11746
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<Body Single>Howard S. Breslow				   242,249(3)			   8.1%
<Body Single>14 Parkwood Lane
<Body Single>Dix Hills, N.Y. 11746
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<Body Single>All officers and					1,422,000	 		  47.4%
<Body Single>directors as a group (six persons)
<Body Single>________________
<Body Text>(1)   Includes for purposes of this table 7,500 shares owned by
 Mr. Falivene's wife and 20,000 shares  owned by one of his children.
<Body Text>(2)   Includes for purposes of this table 40,000 shares owned by
Mr. Katz's wife.
<Body Text>(3)   Represents all of the shares owned by BWM Investments, a
 partnership of which Howard S. Breslow, a director of the Company, is a partner.
<Body Text>
<Body Text>	SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
<Body Text>
<Body Text>     The Company is not aware of any late filings of, or failure to file, the reports required by Section 16(a) of  the Securities Exchange
 Act of 1934, as amended expect as follows:  Mr. McCarty filed one late
 Form 4 relating to the sale of 500 shares of common stock and 500 common stock purchase warrants, Mr. Katz filed one late Form 4 relating to a gift disposition.  Messrs. Philip Falivene, Gennaro Falivene and Alfonso Falivene
have each filed three late Form 4's with respect to certain gift dispositions.
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<Body Text>EXECUTIVE COMPENSATION
<Body Text>
<Body Text>	The following table sets forth certain information regarding compensation paid by the Company during each of the Company's last three fiscal years to the Company's Chief Executive Officer and  to each of the
Company's executive officers who received salary, bonus and other compensation payments in excess of $100,000 during the year ended
March 31, 1997.
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<Body Text>			SUMMARY COMPENSATION TABLE
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<Body Text>  	  	             				           Annual Compensation
<Body Text>					Fiscal					 Other Annual
<Body Text> Name and Principal Positions Year(1) Salary 	Bonus Compensation(1)
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<Body Text>Alfonso Falivene 			1997		$112,700 	   --	     $8,000
<Body Text>President and Chief 			1996		  103,800	   --	       8,000
<Body Text>Executive Officer 			1995		  103,800	   --	       8,000
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<Body Text>Gennaro Falivene			1997		  106,000	   --	          --
<Body Text>Executive Vice				1996		  100,000	   --	          --
<Body Text>President-Quality Control		1995		  103,800	   --	          --
<Body Text>
<Body Text>(1)Represents automobile allowances and/or automobile lease payments for the benefit of such employee.
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<Body Text>EMPLOYMENT AGREEMENTS
<Body Text>
<Body Text>	Effective April 1, 1997, there are no employment agreements in effect.
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<Body Text>
<Body Text>REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
<Body Text>
<Body Text>	During the fiscal year ended March 31, 1997, the entire Board of
Directors held primary responsibility for determining executive compensation levels.  The goals of the Company's compensation program is to align compensation with business objectives and performance and to enable the
Company to attract, retain and reward executive officers and other key employees who contribute to the long term success of the Company.
<Body Text>
<Body Text>	The Chief Executive Officer's compensation for the fiscal year ended
<Body Text> March 31, 1997 was based upon Mr. Falivene's negotiated employment
<Body Text> agreement.  The compensation provided in Mr. Falivene's employment
<Body Text> agreement was determined by the Board of Directors
(without the vote of Mr. Alfonso Falivene) based on the Company's performance in 1996, anticipated performance in 1997, and the level of salaries of chief executive officers in a peer group consisting of cheese manufacturers and/or
<Body Text> food processors having sales levels comparable to the Company.
<Body Text>
<Body Text>	COMPENSATION COMMITTEE INTERLOCKS AND INSIDE PARTICIPATION
<Body Text>
<Body Text>	During the year ended March 31, 1997, Messrs. Alfonso, Gennaro,
<Body Text>Philip Falivene and Stephen Katz were each officers of the Company as well as directors of the Company who participated in deliberations of the
Company's Board of Directors concerning executive officer compensation.
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<Body Text>5
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<Body Text>CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
<Body Text>
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<Body Text>	At March 31, 1996, Messrs. Alfonso Falivene, Philip Falivene and
<Body Text>Gennaro Falivene each was indepted to the Company in the amount of
$65,000. At March 31, 1997, Messrs. Alfonso Falivene, Philip Falivene and
 Gennaro Falivene each was indebted to the Company in the amount of $46,000,
$42,000 and $42,000, respectively.  Such indebtedness is represented by promissory notes, dated as of June 1, 1992, the principal amount of which notes are payable in full on June 1, 2000.  The notes bear interest at the rate of 9% per annum, which interest is payable annually commencing
June 1, 1994.
<Body Text>
<Body Text>	The Company leases a portion of its Montville, New Jersey offices
<Body Text>from Mssrs. Alphonso Falivene, Philip Falivene and Gennaro
Falivene, the joint owners of the office condominium unit.  During the fiscal years ended March 31, 1995, 1996 and 1997, the Company paid approximately
<Body Text>$14,000, $14,000 and $14,000, respectively towards the rental of such offices.  The Company currently pays $1,200 per month rent for such
<Body Text>premises on a month-to-month basis.  The Company also leases an
<Body Text> additional 900 adjacent square feet for $750 monthly on a month-to-month basis.
<Body Text>   These premises are also owned by Mssrs. Alfonso Falivene,
Philip Falivene and Gennaro Falivene.  This space is primarily used for marketing operations.
<Body Text>  Rent expense for this space was $9,000, $9,000 and $9,000,
<Body Text>respectively, for the years ended March 31, 1995, 1996, 1997.
<Body Text>
<Body Text>The Company is the owner and beneficiary of life insurance policies
<Body Text> on the lives of Messrs. Falivene, each in the amount of $300,000.
In the event of the death of any such insured, the Company has agreed to utilize the proceeds of such policy to purchase shares of Common Stock
<Body Text>from the deceased's estate at the market value of such shares on the
<Body Text> date of death.
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<Body Text>STOCK PERFORMANCE GRAPH
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<Body Text>	The following chart compares the percentage change in the
cumulative total stockholder return of the Company's Common Stock during the period from the initial public offering of the Common Stock
 (November 2, 1993) through the fiscal year ended March 31, 1997, with the cumulative total return on the NASDAQ Composite Index and the Company Peer Group. The comparison assumes $100.00 was invested in the
Common Stock on November 2, 1993, the date of the Company's initial public offering, and in each of the stocks included in the NASDAQ Composite Index and the Company Peer Group.
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<Body Text>(GRAPH OF STOCK PERFORMANCE APPEARS HERE)
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<Body Text>7
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<Body Text>RATIFICATION OF APPOINTMENT OF AUDITORS
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<Body Text>	The Board of Directors has selected the accounting firm of Citrin
Cooperman & Company, LLP to serve as independent auditors of the Company and proposes the ratification of such decision.  A representative of
Citrin Cooperman & Company, LLP is expected to be present at the meeting to make a statement if he wishes to do so and to respond to appropriate stockholder questions.
<Body Text>
<Body Text>	The Board of Directors recommends a vote FOR ratification of the
<Body Text>selection of Citrin Cooperman & Company, LLP as  the independent
<Body Text> auditors for the Company for the fiscal year ending March 31, 1998.
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<Body Text>STOCKHOLDER PROPOSALS
<Body Text>
<Body Text>	Stockholders who wish to present proposals for action at the 1997
Annual Meeting should submit their proposals in writing  to the
Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement.
<Body Text>Proposals must be received by the Secretary no later than
May 10, 1998 for inclusion in next year's proxy statement and proxy card.
<Body Text>
<Body Text>ANNUAL REPORT TO STOCKHOLDERS
<Body Text>
<Body Text>	The Annual Report to stockholders of the Company for the year ended
<Body Text>March 31, 1997, including audited consolidated financial statements, has been mailed to the stockholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.
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<Body Text>OTHER MATTERS
<Body Text>
<Body Text>	The Board of Directors of the Company does not know of any other
<Body Text> matters that are to be presented for action at the Annual Meeting.
Should any other matters come before the meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgments.
<Body Text>
<Body Text>	A copy of the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of exhibits), will be furnished without charge to any stockholder upon written request to
Stephen M. Katz, Vice President-Finance and Administration and Chief
 Financial Officer, 150 River Road, P.O. Box 517, Montville, New Jersey 07045.
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<Body Text>						By Order of the Board of Directors
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<Body Text>						Stephen M. Katz, Secretary
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<Body Text>Montville, New Jersey
<Body Text>September 5, 1997
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<Body Text>STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE,
<Body Text>SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.
PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.
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